BIGtoken

April 19, 2021

Cautionary Statement Regarding Forward Looking Information:

This presentation may contain "forward-looking statements" made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and may often be identified by words such as "expect," "anticipate," "intend," "plan," "believe," "seek" or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Specific risks and uncertainties that could cause our actual results to differ materially from those expressed in our forward-looking statements include risks inherent in our business, and our need for future capital.

Actual results may differ materially from the results anticipated in these forward-looking statements. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in periodic reports filed with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q as well as and in other reports filed with the SEC. We do not assume any obligation to update any forward-looking statements.

BIGtoken History

April 2016
GDPR approved by EU parliament

December 2017
BIGtoken Whitepaper published

June 2018
California Consumer Privacy Act (**CCPA**) passed into law by Governor Jerry Brown

September 2018
Beta BIGtoken product released

April 2019
BIGtoken app surpassed **1M** verified users

September 2019
First revenue generated (Kraft)

February 2021
Reverse merged into FPVD

BIGtoken Today


Answer
Banking with Bank of America
How long have you been using Bank of America?
About a Year
Two to Three Years
Four to Six Years
Six to Eight Years
Eight to Ten Years
Looking good, Joshua!
Total Earnings
10.00
$18.09 EST. USD
MY EARNINGS
MY PROGRESS
High Point Surveys
Check In
Invite Friends
Connect Network
LIFESTYLE

BIGtoken Mission

To enable people to own and monetize their data





BIGtoken Core Belief

Privacy is a fundamental human right

UN Declaration of Human Rights Article 12

BIGtoken



BIGtoken: Executive Summary

BIGtoken acquires data via 1-1 relationships with millions of consumers who opt in to receive cash or other rewards

BIGtoken anonymizes the data and then monetizes the data via brand advertisers

BIGtoken shares the revenue with its users

BIGtoken Data Acquisition

- Direct from consumer activity
  - Surveys, Questions
  - Location, Check-Ins
- Passive from consumer activity
  - Credit cards
  - Bank accounts
  - Loyalty programs
  - Facebook, Amazon, & 25 more



Looking good, Joshua!
Total Earnings
500.00
Raffle Tickets
345
GET TICKETS
PREVIOUS RAFFLE RESULTS
MY EARNINGS
MY PROGRESS
High Point Surveys
Check In
Invite Friends
Connect Network
LIFESTYLE
Would you consider yourself to be an early adopter of new products and technologies?
No
Yes

Consumers Love BIGtoken's Approach To Their Data



Consumers **get compensated**



Consumers choose what data is shared & who can buy it



Consumers are provided **complete transparency** into how their data is used


My data
Actions
Ad Groups
Brands
This is the data collected based on your actions.
Pet types
Dog
Opt in
Allow the use of this data in order to be rewarded.
DESTROY THIS DATA
Check-in
Shopping center (La Cachanilla)
In market for
Car
My Data
Redeem your points
7,937,278.00
REDEEMABLE BIGPOINTS
How do you want to spend your BIGpoints?
Cash
Gift card
Donate to charity

BIGtoken

BIGtoken Spotlight: Key Clients & Partners

Brands

Clorox, Tyson, PepsiCo, Kraft, Danone, Diageo, Bud Light, P&G, Mondelēz International, Reckitt Benckiser, Unilever, The Vitamin Shoppe, Stridex

Retailers

CVS, Walgreens, Rite Aid, instacart, amazon, amazonfresh, freshdirect, Walmart, Walmart Grocery, target, Kroger

100% Retention

Data Monetization Landscape


360° View,
100% Compliant
Narrow View,
Limited Compliancy
First-Party
Privacy Compliant
Data for Brands
BIGtoken
KILLI
SURVEY JUNKIE
swagbucks
fetch
REWARDS
Poll Pay
Eureka
drop
Low
High
Value Exchange

BIGtoken
Tomorrow


Answer
Looking good, Joshua!
Total Earnings
10.00
$18.09
MY EARNINGS
MY PROGRESS
High Point Surveys
Check In
Invite Friends
Connect Network
LIFESTYLE
Answer

Capital Structure Initiatives


Nasdaq

Name & Symbol Change

Reverse Split

Raising Capital

Uplisting

BIG 3.0

For our users:

- A faster, prettier, more engaging app
- Easier to find content that appeals to them
- More ways to earn points, including passive revenue options for ongoing data streams

Rebuilding of our infrastructure means:

- A faster and more resource efficient backen
- A platform that can truly scale
- The groundwork for building enterprise services on our API


Looking good, Joshua!

From Crypto Adjacent To Crypto Centric

- Enable our users to receive value via cryptocurrency
  - Benefit from the creation of "value delta"

- Leverage crypto/blockchain technology to deliver a decentralized suite of product and services
  - Benefit from trust and transparency
  - Allows us to easily partner with others in the data aggregation and monetization space



From Crypto Adjacent To Crypto Centric By Enabling:

- Our users to cash out in bitcoin creating “value delta”
- Our users to have their own digital wallet
- Our users to get paid in stablecoins and receive interest by holding
- Our treasury to hold crypto

BIGtoken

BIGtoken

Casper

BIGtoken

From Crypto Adjacent To Crypto Centric

- Partnership with Casper to build the Data Privacy Protocol (DPP)
- DPP will be an iteration of the Casper blockchain optimized for the transparent and secure storing and sharing of data
- BIGtoken will provide the tools to enable our users to own and monetize their data

Data Privacy Protocol Alliance (DPPA)

The Data Privacy Protocol will be governed by the **DPPA**, a decentralized body to be comprised of data aggregators, brands, agencies, data privacy advocates, and others in the data ecosystem. Our initial meeting is set for May 4.

Founding Members:

BIGtoken Casper OWN YOUR DATA FOUNDATION



dppalliance.com

DPPA

JOIN THE ALLIANCE

Building a future where transparency leads and individuals own their data.

The path to this future starts with a collective voice.





WHY WE'RE HERE –

Data privacy is the cornerstone of a future where individuals are able to exercise both control and ownership over their data. We are creating an ecosystem for a clear path forward to ensure this future becomes a reality, and it starts with a decentralized collective voice.

We're creating an ecosystem where the world's leading data aggregators and users of that data can collaborate to define universal standards of data usage, privacy and implement a decentralized data privacy blockchain that can ensure adherence to the policies set.

Q&A

Key Executives



Lou Kerner
CEO, BIGtoken

Frmr, Founder CryptoOracle
Frmr, CEO, .tv
Frmr Goldman Equity Analyst



George Stella
CRO, Co-Founder BIGtoken

Frmr, VP, Yieldbot
Frmr, Director, 24/7 Real Media

Outside Board Members



Daina Middleton
Board of Directors

Marin Software Frmr Head Global Marketing, Twitter
Frmr CEO, Performics
Frmr Marketing, Hewlett Packard



Yin Woon Rani
Board of Directors

CEO, MilkPep
Frmr VP, Campbell Soup
Frmr President, Universal McCann
Frmr SVP, Grey Worldwide

BIGtoken

From Crypto Adjacent To Crypto Centric

- Communities are ecosystems where everyone gets more out of it then they put in - MAGICAL
- Community produces “goods” at cost of “X”
- Community members value the good at “Y”
- **Y-X = “Value Delta”**

The Business of Consumer Data Aggregation is at an Inflection Point

- **Increasing government regulation**
  GDPR in the EU
  CCPA in California (2018)
  Privacy Rights Act (2020)
- **Google Chrome & Safari browsers are eliminating third-party cookies**
- **Apple iOS 14 Identifier for Advertisers (IDFA) tags for mobile apps is moving to opt-in**


Facebook will now show you exactly how it stalks you — even when you're not using Facebook
STUDIO CLASSES WITHOUT STUDIO PRICES


California's new privacy law could cost companies a total of $55 billion to get in compliance
It's time to roll over the 401(k) from your old job.
Fidelity

BIGtoken

BIGtoken Monetization

2019

Total:
$275,000

New Clients

P&G, McCafé, DANONE, SUN·MAID, Mondelēz International

2020

Estimate:
$2,200,000

New Clients

Tyson, Kraft, Budweiser, Unilever, Mondelēz International

2021

Pipeline:
$4,000,000

10 Key Digital Trends for 2021

What Marketers Need to Know in the Year Ahead

Prediction No. 5: First-Party Data Will Reign

BIGtoken Businesses Segments

- **Media data targeting** - 94% of rev, 100% retention
  - Audience insight-optimized media
  - Segments

- **Research** - 6% of revenue
  - Third-party survey
  - Direct sold survey
  - Media measurement and attribution

As users scale, business segments multiply, driving geometric revenue growth



BIGtoken at User Scale (United States / Quality Scaling)

	Users	10K - 1M	1M - 5M	5M - 10M	10M - 20M	20M+
Businesses						
Research		✓	✓	✓	✓	✓
Insight Optimized Media		✓	✓	✓	✓	✓
Seed Segments		✓	✓	✓	✓	✓
Brand Offers			✓	✓	✓	✓
Segments: Direct Sold			✓	✓	✓	✓
Segments: Programmatic (Limited)				✓	✓	✓
Segments: Programmatic (Optimized)					✓	✓
Segments: Programmatic (Scaled)						✓

2020 Highlights

- Mid Q3 2020 hit **$1mm revenues**
- Early Q4 2020 **Launched programatic Data Product**.
- Clients with performance rating of 37%+ higher than other data partners from open market DSP/DMP options
- Activated: Tyson, Kraft, Anheisuer Busch, Unliever, Clorox, Stridex, PepsiCo, Mondelez and Dannone over 2020
- Q4 2020: RSI/ANSA 3rd party sales measurement company - Top Performing Partner in Total Sales Measurement (ROAS) - the best data in the world creates the best advertising results in the world
- Q4 into Q1 building paid website landing pages for Anheuser Busch for 1P data verification.
- FY 2020 : **$2.2mm total Revenue**
- Over **$4mm total sales in first 15 months.**
- We delivered over $4.5mm in incremental sales to our clients where we measured this KPI. Kraft, Tyson, AB, Unilever
- Already achieve **$2mm in bookings for 20201** equaling all of 2020.